UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.                 )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Monmouth Real Estate Investment Corporation
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2022

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-33177	22-1897375
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 Crawfords Corner Road, Suite 1405

Holmdel, NJ 07733

(Address of principal executive offices)

(732) 577-9996

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNR	New York Stock Exchange
6.125% Series C Cumulative Redeemable Preferred Stock	MNR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On February 14, 2022, Monmouth Real Estate Investment Corporation, a Maryland corporation (“Monmouth”), issued a press release announcing the recommendations of proxy advisory firms Institutional Shareholder Services and Glass, Lewis & Co. that Monmouth’s shareholders vote for the previously-announced all-cash transaction with Industrial Logistics Properties Trust (“ILPT”). A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 14, 2022
104	Cover Page Interactive Data File, formatted in inline XBRL.

Additional Information and Where to Find It

In connection with its special meeting of shareholders, Monmouth filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on December 21, 2021 and commenced mailing of the Definitive Proxy Statement to the common shareholders of Monmouth. Monmouth may also file other relevant documents with the SEC regarding the proposed transaction between Monmouth and ILPT (the “Transaction”). This communication is not a substitute for the Definitive Proxy Statement or any other document that Monmouth has filed or may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HAS BEEN OR MAY BE FILED WITH THE SEC OR OTHERWISE BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MONMOUTH, ILPT, AND THE TRANSACTION. Investors and security holders are able to obtain free copies of the Definitive Proxy Statement and other documents filed with the SEC by Monmouth (in the case of such other documents, when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders are able to obtain free copies of the Definitive Proxy Statement and other documents filed with the SEC (in the case of such other documents, when they become available) on Monmouth’s website at www.mreic.reit.

Participants in the Solicitation

Monmouth and certain of its directors and executive officers and other employees may be deemed to be participants in a solicitation of proxies from Monmouth’s shareholders under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of directors and executive officers of Monmouth in Monmouth’s definitive proxy statement on Schedule 14A for its 2021 annual meeting of shareholders, which was filed with the SEC on November 15, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Definitive Proxy Statement and other relevant materials to be filed with the SEC in respect of the Transaction.

Forward-Looking Statements

Some of the statements contained in this communication constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to, statements regarding consummating the Transaction. Any forward-looking statements contained in this communication are intended to be made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this communication reflect Monmouth’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement, including, without limitation, (i) inability to complete the Transaction because, among other reasons, one or more conditions to the closing of the Transaction may not be satisfied or waived; (ii) uncertainty as to the timing of completion of the Transaction; (iii) potential adverse effects or changes to relationships with tenants, employees, service providers or other parties resulting from the announcement or completion of the Transaction; (iv) possible disruptions from the Transaction that could harm Monmouth’s business, including current plans and operations; (v) unexpected costs, charges or expenses resulting from the Transaction; (vi) legislative, regulatory and economic developments; and (vii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and epidemics and pandemics, including COVID-19, as well as management’s response to any of the aforementioned factors. Monmouth does not guarantee that the Transaction and events described will happen as described (or that they will happen at all). For a further discussion of other factors that could cause Monmouth’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in Monmouth’s most recent Annual Report on Form 10-K and in its Quarterly Reports on Form 10-Q for subsequent quarters and the section entitled “Cautionary Statement Regarding Forward-Looking Statements” in Monmouth’s Definitive Proxy Statement.

While forward-looking statements reflect Monmouth’s good faith beliefs, they are not guarantees of future performance. Except to the extent required by law, Monmouth disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monmouth Real Estate Investment Corporation

Dated: February 14, 2022	By:	/s/ Kevin S. Miller
Kevin S. Miller
Chief Financial Officer, its principal financial officer and principal accounting officer

Exhibit 99.1

FOR IMMEDIATE RELEASE

Leading Independent Proxy Advisory Firms ISS and Glass Lewis Recommend Monmouth Shareholders
Vote “FOR” the Transaction with Industrial Logistics Properties Trust

Transaction Delivers Immediate and Certain All-Cash Value
to Monmouth Shareholders at a Significant Premium

HOLMDEL, N.J., February 14, 2022 – Monmouth Real Estate Investment Corporation (NYSE: MNR, “Monmouth” or “the Company”) today announced that leading independent proxy advisory firms Institutional Shareholder Services (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”) have recommended that shareholders vote “FOR” the previously announced all-cash transaction with Industrial Logistics Properties Trust (Nasdaq: ILPT, “ILPT”) at the Company’s upcoming Special Meeting of Shareholders (the “Special Meeting”) scheduled for February 17, 2022.

“We are pleased that both ISS and Glass Lewis support our Board’s unanimous recommendation that shareholders vote ‘FOR’ the transaction with ILPT,” said Michael Landy, President and CEO of Monmouth. “The recommendations from ISS and Glass Lewis validate our belief that the proposed transaction maximizes value for shareholders, delivering immediate and certain all-cash value at a significant premium. The Monmouth Board, with the assistance of its financial and legal advisors, completed a comprehensive review process to thoroughly evaluate all strategic options available to the Company. We remain confident that ILPT’s all-cash offer, which was the highest bid Monmouth received, is the best available outcome.”

Mr. Landy continued, “Over 50 years ago, Eugene Landy, our Chairman and Founder, started this company and we are proud to have built a compelling portfolio of assets. I thank our dedicated and talented team for all the hard work throughout our journey to reach this point.”

The Monmouth Board of Directors urges Monmouth shareholders to follow ISS and Glass Lewis’s recommendations by voting “FOR” the pending transaction with ILPT.

As previously announced, Monmouth and ILPT have entered into a definitive merger agreement pursuant to which ILPT has agreed to acquire Monmouth for $21.00 per common share (the “Transaction”), which represents a 24% premium to the unaffected closing share price of $16.99 on December 18, 2020 and a 36% premium to the 30-day volume weighted average unaffected trading share price of $15.43 as of November 5, 2021.

The Transaction is expected to be completed before the end of the month, subject to approval by Monmouth’s common shareholders and the satisfaction of other customary closing conditions.

EVERY VOTE IS IMPORTANT!

MONMOUTH SHAREHOLDERS ARE URGED TO VOTE “FOR” THE TRANSACTION
WITH INDUSTRIAL LOGISTICS PROPERTIES TRUST TODAY!

If you have any questions about the Special Meeting or need assistance voting your shares, please contact the Company’s proxy solicitor:

Mackenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, New York 10018

Email: MNR-MPI@mackenziepartners.com

Toll-Free: (800) 322-2885

About Monmouth

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the world. We specialize in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully integrated and self-managed real estate company, whose property portfolio consists of 124 properties, containing a total of approximately 25.7 million rentable square feet, geographically diversified across 32 states. In addition, the Company’s acquisition pipeline contains two built-to-suit properties under contract representing an additional 563,000 rentable square feet.

Additional Information and Where to Find It

In connection with the Special Meeting, Monmouth filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) with the SEC on December 21, 2021 and commenced mailing of the Definitive Proxy Statement to the common shareholders of Monmouth. Monmouth may also file other relevant documents with the SEC regarding the Transaction. This communication is not a substitute for the Definitive Proxy Statement or any other document that Monmouth has filed or may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC OR OTHERWISE BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MONMOUTH, ILPT, AND THE TRANSACTION. Investors and security holders are able to obtain free copies of the Definitive Proxy Statement and other documents filed with the SEC by Monmouth (in the case of such other documents, when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders are able to obtain free copies of the Definitive Proxy Statement and other documents filed with the SEC (in the case of such other documents, when they become available) on Monmouth’s website at www.mreic.reit.

Participants in the Solicitation

Monmouth and certain of its directors and executive officers and other employees may be deemed to be participants in a solicitation of proxies from Monmouth’s shareholders under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of directors and executive officers of Monmouth in Monmouth’s definitive proxy statement on Schedule 14A for its 2021 annual meeting of shareholders, which was filed with the SEC on November 15, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Definitive Proxy Statement and other relevant materials to be filed with the SEC in respect of the Transaction.

Forward-Looking Statements

Some of the statements contained in this communication constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to, statements regarding consummating the Transaction. Any forward-looking statements contained in this communication are intended to be made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this communication reflect Monmouth’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement, including, without limitation, (i) inability to complete the Transaction because, among other reasons, one or more conditions to the closing of the Transaction may not be satisfied or waived; (ii) uncertainty as to the timing of completion of the Transaction; (iii) potential adverse effects or changes to relationships with tenants, employees, service providers or other parties resulting from the announcement or completion of the Transaction; (iv) possible disruptions from the Transaction that could harm Monmouth’s business, including current plans and operations; (v) unexpected costs, charges or expenses resulting from the Transaction; (vi) legislative, regulatory and economic developments; and (vii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and epidemics and pandemics, including COVID-19, as well as management’s response to any of the aforementioned factors. Monmouth does not guarantee that the Transaction and events described will happen as described (or that they will happen at all). For a further discussion of other factors that could cause Monmouth’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in Monmouth’s most recent Annual Report on Form 10-K and in its Quarterly Reports on Form 10-Q for subsequent quarters and the section entitled “Cautionary Statement Regarding Forward-Looking Statements” in Monmouth’s Definitive Proxy Statement.

While forward-looking statements reflect Monmouth’s good faith beliefs, they are not guarantees of future performance. Except to the extent required by law, Monmouth disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Contacts:

Investors

Becky Coleridge

(732) 577-9996

mreic@mreic.com

Additional Investor Contact

MacKenzie Partners, Inc.

Bob Marese, Dan Burch or Kevin White

(212) 929-5500

MNR-MPI@mackenziepartners.com

Media

Andrew Siegel / Amy Feng

Joele Frank

(212) 355-4449